EliteDesigns® Variable Annuity	EliteDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641 N Rye Brook, New York 10573

Supplement Dated May 24, 2011
To Prospectus Dated April 18, 2011

Important Information about
Wells Fargo Advantage Core Equity VT

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.

Effective May 24, 2011, the Wells Fargo Advantage Core Equity VT Subaccount will no longer accept new investments or additional investments from existing Contract Owners.

Please Retain This Supplement For Future Reference